SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 28, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation



         Delaware                                     52-1972128
  (State of Incorporation)                  (I.R.S. Employer Identification No.)



7485 New Horizon Way, Frederick, Maryland                    21703
         Address of principal executive offices            (Zip Code)



                                 (301) 846-8881
               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.  Other Events

     On May 28, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-13, Class A-1, Class A-2, Class A-3, Class A-4, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $248,513,100.00 The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 28, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-13, Class A-PO Certificates, having an aggregate initial principal balance of $399,859.74, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $1,377,360.19 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.29% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations, originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Norwest Mortgage, Inc. and of employees of various non-participant employees. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.



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ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description

    (EX-4)                                  Pooling  and  Servicing   Agreement,
                                            dated  as of  May  28,  1998,  among
                                            Norwest       Asset       Securities
                                            Corporation, Norwest Bank Minnesota,
                                            National Association and First Union
                                            National Bank, as trustee.



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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST ASSET SECURITIES
                                         CORPORATION

May 28, 1998
                                       By: /s/ Patrick Greene

                                       Patrick Greene
                                       Assistant Vice President



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                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)


  (EX-4)                Pooling and Servicing                     E
                        Agreement, dated as of May 28, 1998
                        among Norwest Asset Securities
                        Corporation, Norwest Bank Minnesota,
                        National Association and First Union
                        National Bank, as trustee.